THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

USL GENERATIONS VA
SEPARATE ACCOUNT USL VA- R
SINGLE PREMIUM IMMEDIATE VARIABLE ANNUITY CONTRACTS

SUPPLEMENT DATED MARCH 18, 2011
TO PROSPECTUS DATED MAY 1, 2001, AS SUPPLEMENTED

The United States Life Insurance Company in the City of New York ("USL") is amending its single premium immediate variable annuity contract ("Contract") prospectus for the purposes of informing contract owners (i) of a merger affecting USL and (ii) that certain information will be mailed to them as required.

Effective December 31, 2010, American International Life Assurance Company of New York ("AI Life"), an affiliate of USL, merged with and into USL ("Merger"). However, all of your rights under your Contract, as described in your May 1, 2001 prospectus, as supplemented, remain in effect, as well as USL's obligations and commitments under your Contract. If you need an additional copy of that prospectus, please call us at 1-800-346-4944.

In addition, as required, USL will mail to you, on a periodic basis, (i) information about the funds you are invested in, (ii) confirmations of owner transactions as well as an annual statement and (iii) financial statements of USL and the Separate Account. Due to the Merger, the USL financials, that will be mailed to you in 2011, will be consolidated pooled audited financials reflecting the Merger of AI Life into USL.